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                                   AMERICAN CENTURY GROWTH FUNDS, INC.


                                  ARTICLES OF AMENDMENT AND RESTATEMENT


         AMERICAN CENTURY GROWTH FUNDS, INC., a Maryland  corporation,  having its principal office at 300
East Lombard Street,  Baltimore,  Maryland and having The Corporation  Trust  Incorporated as its resident agent located at 300 East Lombard Street,  Baltimore,  Maryland (the  "Corporation"),  hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The charter of the Corporation is hereby amended and restated in its entirety to read as follows:


                                                 * * * *


         FIRST:  The name of the corporation is:

                                  "AMERICAN CENTURY GROWTH FUNDS, INC."

         SECOND:  The purposes for which the corporation is formed are:

                  1.       to carry on the business of an investment company; and

                  2.       to  engage  in  any  or all  lawful  business  for  which  corporations  may be organized  under the Maryland  General  Corporation  Law except  insofar as such  business may be limited by the Investment  Company Act of 1940 as from time to time amended,  or by any other law of the United States regulating  investment  companies,  or by limitations imposed by the laws of the several states wherein the corporation offers its shares.

         THIRD:  The  name of the  resident  agent of the  corporation  in this  state is The  Corporation
Trust   Incorporated,   a  corporation  of  this  state,   and  the  address  of  the  resident  agent  is
300 East Lombard Street, Baltimore, Maryland  21202.  The current address of the principal  office of the  corporation  in the State of Maryland  is c/o The  Corporation
Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

         FOURTH:

                  1.       The total number of shares of stock which the corporation  shall have authority to issue is Three  Billion  (3,000,000,000)  shares of  capital  stock  with a par value of $0.01 each,  and an  aggregate  par  value  of  $30,000,000.  All of such  shares  shall  initially  be classified into the following series of shares and classes of such series:

         Series Name                                          Class
         Large Cap Growth Fund                                Investor
                                                              Advisor
                                                              R
                                                              Institutional
         Focused Large Cap Growth Fund                        Investor
                                                              Advisor
                                                              R
                                                              Institutional
         Multi-Cap Growth Fund                                Investor
                                                              Advisor
                                                              R
                                                              Institutional

         Each  class of each such  series  shall  consist,  until  further  changed,  of the lesser of (x)
         3,000,000,000  shares or (y) the  number of shares  that  could be issued by  issuing  all of the shares of any series  currently  or  hereafter  classified  less the total  number of shares then issued and  outstanding  in all of such series.  The Board of Directors  shall have the power and authority  (i)-to divide or classify (and  reclassify)  any unissued  shares of common stock into such classes  and/or  series as the Board of Directors may from time to time  determine,  (ii)-to fix the number of shares of stock in each such class or series,  (iii)-to  increase  or  decrease the aggregate  number of shares of stock of the  corporation  or the number of shares of stock of any such  series  or class,  and  (iv)-to  set or change  the  preferences,  conversion  or other rights, voting powers,  restrictions,  limitations as to dividends,  qualifications,  or terms or conditions of redemption thereof that are not stated in these Articles of Incorporation.

                  2.       The  following  is a  description  of the  preferences,  conversion  and  other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications and terms or conditions of  redemption  and  conversion  of the shares of common stock  classified as a Series and any additional  series of common stock of the corporation  (unless provided  otherwise by the
         Board of Directors with respect to any such  additional  series at the time it is established and designated):

                           (a)      Voting.  Holders  of  shares  of  stock  of the  corporation  shall be entitled  to one vote for each  dollar  of net asset  value per share for each  share of stock  held  on the  applicable  record  date,  irrespective  of the  class  or  series;
                  provided,  however,  that (1)-matters  affecting only one class or series shall be voted upon only by that class or series,  and  (2)-where  required by the  Investment  Company
                  Act of 1940 or the regulations  adopted  thereunder or any other applicable law, certain matters  shall be voted on  separately  by each class or series of shares  affected  and not be all classes unless otherwise required by law.

                           (b)      Assets  Belonging to a Class or Series.  All payments  received by the corporation  for the sale of  stock  of each  class or  series  and the  investment  and reinvestment  thereof and the income,  earnings and profits  thereon shall belong to the class or series of shares with respect to which such  payments  were  received,  and are herein  referred  to as "assets  belonging  to" such class or series.  Any assets  which are not readily  identifiable  as belonging to any  particular  class or series shall be allocated  to any one or more of any  class or  series  in such  manner  as the Board of
                  Directors in its sole discretion deems fair and equitable.

                           (c)      Liabilities of a Class or Series.  The assets  belonging to each class or series shall be charged with the  liabilities  of the  corporation in respect of that class or series,  and are herein  referred to as  "liabilities  belonging to" such class or series.  Any  liability  of the  corporation  that is not readily  identifiable  as a liability  belonging to any  particular  class or series shall be allocated to and among any one or more of any class or series in such manner as the Board of  Directors  in its sole discretion deems fair and equitable.

                           (d)      Dividends and  Distributions.  The holders of the  outstanding  shares of each  class or  series of  capital  stock of the  corporation  shall be  entitled  to receive  dividends  from  ordinary  income and  distributions  from capital gains of the assets  belonging to such class or series in such  amounts,  if any, and payable in such manner,  as the  Board of  Directors  may from  time to time  determine.  To the  extent permitted by law,  such  dividends and  distributions  may be declared and paid by means of a formula or other  method  determined  at  meetings  held less  frequently  than the declaration and payment of such dividends and distributions.

                           (e)      Liquidation.  To the extent  permitted  by law,  the  corporation  may dissolve  itself  or any  class or series  thereof  by action of the Board of  Directors without action by any  stockholders.  In the event of the  liquidation or dissolution of the  corporation  or of any  class or  series  thereof,  stockholders  of each  class or series  shall be entitled to receive the assets  belonging to such class or series to be distributed  among  them in  proportion  to the number of shares of such class or series
                  held  by  them.  In  the  event  that  there  are  any  general  assets   available  for
                  distribution  that have not been  allocated by the Board of Directors to any  particular class or series of capital  stock,  such  assets will be  distributed  to the holders of stock of all classes and series of capital  stock in  proportion  to the asset values of the respective classes and series of capital stock.

                           (f)      Redemption  by  Shareholders.  Each  holder  of any class or series of common  stock of the  corporation,  upon  proper  documentation  and the  payment of all taxes in  connection  therewith,  may require the  corporation  to redeem or  repurchase such stock at the net asset value  thereof,  less a redemption  fee,  sales  charge,  or charge  or  discount,  if  any,  determined  by the  Board  of  Directors  in  its  sole
                  discretion.   Payment   shall  be  made  in  cash  or  in  kind  as  determined  by  the corporation.  Notwithstanding  the foregoing,  the corporation  may postpone  payment of the  redemption  price and may  suspend  the right of  holders of shares of any class or series to require the  corporation  to redeem  shares of that class or series during any period or at any time when and to the extent  permissible  under the Investment  Company
                  Act of 1940.

                           (g)      Redemption by  Corporation.  The  corporation  may cause the shares of any class or series  owned by any  shareholder  to be  redeemed in cash or in kind under such terms and  conditions  as from time to time are fixed by the Board of Directors for such class or series.

                           (h)      Conversion or Exchange  Rights.  Each holder of any class or series of common stock of the corporation  may, upon proper  documentation  and the payment of all taxes in connection  therewith,  convert the shares  represented  thereby into shares of common  stock of any  other  class or series  of the  corporation  on the basis of their relative net asset values,  less a conversion charge or discount,  if any, as determined by the Board of Directors,  provided,  however, that the Board of Directors may abolish, limit or suspend such right of conversion.


                  3.       Unless  otherwise  prohibited by law, so long as the  corporation is registered as an open-end  management  investment  company  under the  Investment  Company Act of 1940,  the
         Board of  Directors  shall have the power and  authority,  without the approval of the holders of any  outstanding  shares,  to increase or decrease  the number of shares of capital  stock of any class or series that the corporation has the authority to issue.

                  4.       The Board of  Directors  shall have the  authority,  without  the  approval  of shareholders  of any series unless  otherwise  required by applicable  law, to combine the assets and  liabilities  held with  respect to any two or more series into assets and  liabilities  held with respect to a single series.

                  5.       The  corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including,  without limitation,  the right to vote and to receive  dividends,  and wherever the words "share" or "shares" are used in the charter or Bylaws of the corporation,  they shall be deemed to include fractions of shares,  where the context does not clearly indicate that only full shares are intended.

                  6.       The  corporation  shall not be  obligated  to issue  certificates  representing shares of any  class or  series of  capital  stock.  At the time of issue or  transfer  of shares without  certificates,  the corporation  shall provide the shareholder  with such  information as may be required under the Maryland General Corporation Law.

         FIFTH:  The name and mailing  address of the  incorporator  is Otis H.  Cowan, 4500
Main Street, Kansas City, Missouri 64111.

         SIXTH:  The number of directors of the  corporation  shall not be more than eleven,  which number may be changed in accordance with the Bylaws of the  corporation  but shall never be less than seven.  The names of the  directors  who shall act until the first  annual  meeting of  stockholders  and until  their successors are elected and qualify are:
                                            Thomas A. Brown
                                            Andrea C. Hall, Ph.D.
                                            D.D. (Del) Hock
                                            Donald H. Pratt
                                            Gale E. Sayers
                                            James E. Stowers, Jr.
                                            James E. Stowers III
                                            M. Jeannine Strandjord
                                            Timothy S. Webster

         SEVENTH:  The following  provisions are hereby adopted for the purpose of defining,  limiting and regulating the powers of the corporation, its directors and stockholders:

                  1.       The Board of Directors has exclusive  authority to make,  amend, and repeal the
         Bylaws of the corporation.

                  2.       No holder of shares  of stock of any  class or series  shall be  entitled  as a matter of right to subscribe for or purchase or receive any part of any new or  additional  issue of shares of stock of any class or series or of  securities  convertible  into shares of stock of any class or series,  whether now or  hereafter  authorized  or whether  issued for money,  for a consideration other than money, or by way of dividend.

                  3.       Unless a provision of law requires a greater  proportion than a majority of the votes of all  classes  or series or of any class or series of stock  entitled  to be cast to take or authorize any action,  the  corporation may take or authorize such action with the approval of a majority of the aggregate number of the votes entitled to be cast thereon.

                  4.       The corporation  reserves the right from time to time to make any amendments of its charter  which may now or hereafter be  authorized  by law,  including  any  amendment  which alters the contract  rights,  as expressly  set forth in its charter,  of any of its  outstanding stock by classification, reclassification or otherwise.

                  5.       The  corporation is not required to hold an annual meeting in any year in which the election of directors  is not required to be acted upon under the  Investment  Company Act of
         1940.

                  6.       Unless a greater  number  therefore  shall be  specified  in the  Bylaws of the corporation,  the presence at any  stockholders  meeting,  in person or by proxy, of stockholders entitled to cast  one-third of the votes thereat shall be necessary and  sufficient to constitute a quorum for the transaction of business at such meeting.

         EIGHTH:  The  powers  of the  incorporator  are to  terminate  upon  filing  of the  articles  of incorporation.

         NINTH: No director of this  corporation  shall be personally  liable for monetary  damages to the corporation or any  stockholder,  except to the extent that such exclusion from liability shall be limited pursuant  to Section  5-418 of the Courts  and  Judicial  Proceedings  Article  of the  Annotated  Code of
Maryland or Section 17 of the Investment Company Act of 1940.

         TENTH:  The corporation  shall indemnify to the full extent  permitted by law each person who has served at any time as director or officer of the corporation,  and his heirs,  administrators,  successors and  assigns,  against  any and all  reasonable  expenses,  including  counsel  fees,  amounts  paid  upon judgments,  and amounts paid in settlement  (before or after suit is commenced)  actually incurred by such person in connection with the defense or settlement of any claim,  action,  suit or proceeding in which he is made a party,  or which may be  asserted  against  him, by reason of being or having been a director or officer of the corporation.  Such  indemnification  shall be in addition to any other rights to which such
person  may  be  entitled  under  any  law,  bylaw,  agreement,   vote  of  stockholders,   or  otherwise.
Notwithstanding  the foregoing,  no officer or director of the  corporation  shall be indemnified  against any  liability,  whether  or not there is an  adjudication  of  liability,  arising  by reason of  willful misfeasance,  bad faith,  gross negligence,  or reckless disregard of duties within the meaning of Section
17 (and the  interpretations  thereunder) of the  Investment  Company Act of 1940.  Any  determination  to indemnify  pursuant to this Article Ninth shall be made by "reasonable  and fair means" within the meaning of Section 17 and shall otherwise comply with the Investment Company Act and interpretations thereunder.

         ELEVENTH:  All of the  provisions of these  Articles of  Incorporation  are subject to, and shall be effective only in compliance  with, the Investment  Company Act of 1940, all other  applicable  laws of the United States,  the applicable laws of the several states and the applicable  rules and regulations of administrative  agencies having  jurisdiction,  as such laws,  rules and regulations may from time to time be amended.


                                                 * * * *

SECOND:  The number of directors of the Corporation is nine. The names of the directors are:
                                            Thomas A. Brown
                                            Andrea C. Hall, Ph.D.
                                            D.D. (Del) Hock
                                            Donald H. Pratt
                                            Gale E. Sayers
                                            James E. Stowers, Jr.
                                            James E. Stowers III
                                            M. Jeannine Strandjord
                                            Timothy S. Webster

THIRD:  The foregoing  amendment and restatement to the Charter of the  Corporation  does not increase the authorized capital stock of the Corporation.

FOURTH:  The foregoing  amendment and  restatement to the Charter of the  Corporation has been approved by the Board of Directors and no stock  entitled to be voted on the matter was  outstanding or subscribed for at the time of approval.

         IN WITNESS  WHEREOF,  AMERICAN  CENTURY GROWTH FUNDS,  INC. has caused this Articles of Amendment and  Restatement  to be signed and  acknowledged  in its name and on its behalf by its Vice  President and attested to by its Assistant Secretary on this 23rd day of February, 2006.

ATTEST:                                     AMERICAN CENTURY GRWOTH FUNDS, INC.



/s/ Otis H. Cowan                            /s/ Charles A. Etherington
Name:  Otis H. Cowan                               Name:   Charles A. Etherington
Title:   Assistant Secretary                               Title:      Vice President


         THE  UNDERSIGNED  Vice President of AMERICAN  CENTURY GROWTH FUNDS,  INC., who executed on behalf of said  Corporation  the foregoing  Articles of Amendment and  Restatement to the Charter,  of which this certificate is made a part, hereby  acknowledges,  in the name of and on behalf of said  Corporation,  the foregoing  Articles  of  Amendment  and  Restatement  to the  Charter  to be  the  corporate  act of  said
Corporation  and further  certifies  that,  to the best of his  knowledge,  information  and  belief,  the matters  and facts set forth  therein  with  respect  to the  approval  thereof  are true in all  material respects, under the penalties of perjury.



Dated:  February 23, 2006              /s/ Charles A. Etherington
                                       Charles A. Etherington, Vice President



                                         AMERICAN CENTURY GROWTH FUNDS, INC.

                                        ARTICLES OF AMENDMENT AND RESTATEMENT

         AMERICAN  CENTURY  GROWTH  FUNDS,  INC.,  a Maryland  corporation,  having its  principal  office at 300 East
Lombard Street,  Baltimore,  Maryland and having The Corporation  Trust  Incorporated as its resident agent located at
300 East Lombard  Street,  Baltimore,  Maryland  (the  "Corporation"),  hereby  certifies to the State  Department  of
Assessments and Taxation of Maryland that:

FIRST:  The  Corporation  desires  to amend and  restate  its  charter  (the  "Charter")  currently  in effect  and as hereinafter amended.

SECOND:  The following  provisions  are all of the  provisions of the Charter  currently in effect and as  hereinafter amended and restated:


                                                       * * * *


         FIRST:  The name of the corporation is:

                                        "AMERICAN CENTURY GROWTH FUNDS, INC."

         SECOND:  The purposes for which the corporation is formed are:

                  1.       to carry on the business of an investment company; and

                  2.       to engage in any or all lawful business for which  corporations  may be organized under the
         Maryland  General  Corporation  Law except insofar as such business may be limited by the Investment  Company
         Act of 1940 as from time to time  amended,  or by any other law of the United  States  regulating  investment companies,  or by limitations  imposed by the laws of the several states wherein the  corporation  offers its shares.

         THIRD:  The  name  of the  resident  agent  of the  corporation  in  this  state  is  The  Corporation  Trust
Incorporated,  a corporation  of this state,  and the address of the resident agent is  300  East Lombard
Street,  Baltimore,  Maryland  21202.   The  current  address  of  the  principal  office  of  the corporation in the State of Maryland  is c/o The  Corporation  Trust  Incorporated,  300  East
Lombard Street, Baltimore, Maryland 21202.

         FOURTH:

                  1.       The total number of shares of stock which the corporation  shall have authority to issue is
         Three Billion  (3,000,000,000)  shares of capital stock with a par value of $0.01 each,  and an aggregate par value of $30,000,000.  All of such shares shall  initially be classified into the following  series of shares and classes of such series:

                           Series Name                                          Class
                           Legacy Large Cap Fund                             Investor
                                                                             Advisor
                                                                             R
                                                                             Institutional
                           Legacy Focused Large Cap Fund                     Investor
                                                                             Advisor
                                                                             R
                                                                             Institutional
                           Legacy Multi Cap Fund                             Investor
                                                                             Advisor
                                                                             R
                                                                             Institutional

         Each class of each such series shall  consist,  until  further  changed,  of the lesser of (x)  3,000,000,000 shares  or (y) the  number  of  shares  that  could be issued  by  issuing  all of the  shares of any  series currently  or hereafter  classified  less the total  number of shares then issued and  outstanding  in all of such  series.  The Board of  Directors  shall have the power and  authority  (i-to  divide or classify  (and reclassify)  any unissued  shares of common stock into such classes  and/or  series as the Board of Directors may from time to time  determine,  (ii)-to  fix the  number of shares of stock in each such  class or series,
         (iii)-to  increase or decrease the aggregate  number of shares of stock of the  corporation  or the number of shares of stock of any such series or class, and (iv)-to set or change the  preferences,  conversion or other rights, voting powers, restrictions,  limitations as to dividends,  qualifications, or terms or conditions of redemption thereof that are not stated in these Articles of Incorporation.

                  2.       The following is a description  of the  preferences,  conversion  and other rights,  voting powers, restrictions,  limitations as to dividends,  qualifications and terms or conditions of redemption and conversion  of the shares of common stock  classified as a Series and any  additional  series of common stock of the corporation  (unless provided  otherwise by the Board of Directors with respect to any such additional series at the time it is established and designated):

                           (a)      Voting.  Holders of shares of stock of the  corporation  shall be  entitled to one vote for each  dollar of net asset  value per share for each share of stock  held on the  applicable record date,  irrespective of the class or series;  provided,  however,  that (1)-matters  affecting only one class or series shall be voted upon only by that class or series,  and  (2)-where  required by the Investment Company Act of 1940 or the regulations  adopted thereunder or any other applicable law,  certain  matters shall be voted on  separately by each class or series of shares  affected and not be all classes unless otherwise required by law.

                           (b)      Assets  Belonging to a Class or Series.  All payments  received by the corporation for the sale of stock of each class or series and the  investment and  reinvestment  thereof and the income,  earnings and profits  thereon shall belong to the class or series of shares with respect to which such payments were received,  and are herein  referred to as "assets  belonging to" such class or series.  Any assets which are not readily  identifiable  as belonging to any particular  class or series  shall be  allocated to any one or more of any class or series in such manner as the Board of
                  Directors in its sole discretion deems fair and equitable.

                           (c)      Liabilities  of a Class or Series.  The assets  belonging  to each class or series shall be charged with the  liabilities of the  corporation  in respect of that class or series,  and are herein  referred to as  "liabilities  belonging  to" such class or series.  Any liability of the corporation  that is not readily  identifiable as a liability  belonging to any particular  class or series  shall be allocated to and among any one or more of any class or series in such manner as the
                  Board of Directors in its sole discretion deems fair and equitable.

                           (d)      Dividends and  Distributions.  The holders of the outstanding shares of each class or series of capital stock of the corporation  shall be entitled to receive  dividends from ordinary income and distributions  from capital gains of the assets belonging to such class or series in such amounts,  if any,  and  payable  in such  manner,  as the Board of  Directors  may from time to time determine.  To the extent  permitted by law, such  dividends and  distributions  may be declared and paid by means of a formula or other method  determined  at meetings  held less  frequently  than the declaration and payment of such dividends and distributions.

                           (e)      Liquidation.  To the extent  permitted by law, the corporation may dissolve itself or any  class  or  series  thereof  by  action  of the  Board of  Directors  without  action  by any stockholders.  In the event of the  liquidation or dissolution of the corporation or of any class or series  thereof,  stockholders  of each class or series  shall be  entitled  to  receive  the assets belonging  to such  class or series to be  distributed  among  them in  proportion  to the number of shares of such  class or  series  held by them.  In the event  that  there  are any  general  assets available for distribution  that have not been allocated by the Board of Directors to any particular class or series of capital  stock,  such assets will be  distributed  to the holders of stock of all classes and series of capital stock in proportion to the asset values of the respective  classes and series of capital stock.

                           (f)      Redemption  by  Shareholders.  Each holder of any class or series of common  stock of the corporation,  upon proper documentation and the payment of all taxes in connection therewith, may require the corporation to redeem or repurchase such stock at the net asset value thereof,  less a redemption fee, sales charge, or charge or discount,  if any, determined by the Board of Directors in  its  sole  discretion.  Payment  shall  be  made  in  cash  or in  kind  as  determined  by  the corporation.  Notwithstanding the foregoing,  the corporation may postpone payment of the redemption price and may  suspend  the right of  holders  of  shares  of any  class or  series to  require  the corporation  to redeem  shares of that class or series  during any period or at any time when and to the extent permissible under the Investment Company Act of 1940.

                           (g)      Redemption by  Corporation.  The  corporation may cause the shares of any class or series owned by any  shareholder  to be redeemed in cash or in kind under such terms and  conditions as from time to time are fixed by the Board of Directors for such class or series.

                           (h)      Conversion  or  Exchange  Rights.  Each  holder  of any  class or series of common stock of the corporation may, upon proper  documentation  and the payment of all taxes in connection therewith,  convert the shares represented thereby into shares of common stock of any other class or series of the corporation on the basis of their relative net asset values,  less a conversion charge or discount, if any, as determined by the Board of Directors,  provided,  however, that the Board of
                  Directors may abolish, limit or suspend such right of conversion.


                  3.       Unless  otherwise  prohibited  by law,  so  long as the  corporation  is  registered  as an open-end  management  investment  company under the  Investment  Company Act of 1940,  the Board of Directors
         shall have the power and  authority,  without  the  approval  of the holders of any  outstanding  shares,  to increase or decrease the number of shares of capital  stock of any class or series that the  corporation  has the authority to issue.

                  4.       The Board of Directors  shall have the authority,  without the approval of  shareholders of any series unless  otherwise  required by  applicable  law, to combine the assets and  liabilities  held with respect to any two or more series into assets and liabilities held with respect to a single series.

                  5.       The  corporation  may issue and sell  fractions of shares of capital  stock having pro rata all the rights of full shares,  including,  without  limitation,  the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or Bylaws of the  corporation,  they shall be deemed to include  fractions of shares,  where the context does not clearly indicate that only full shares are intended.

                  6.       The corporation  shall not be obligated to issue  certificates  representing  shares of any class or series of capital  stock.  At the time of issue or  transfer  of shares  without  certificates,  the corporation  shall  provide the  shareholder  with such  information  as may be required  under the  Maryland
         General Corporation Law.

         FIFTH:  The name and mailing  address of the  incorporator is Otis H. Cowan, 4500  Main Street,
Kansas City, Missouri 64111.

         SIXTH:  The  number of  directors  of the  corporation  shall not be more than  eleven,  which  number may be changed  in  accordance  with the  Bylaws of the  corporation  but shall  never be less than  seven.  The names of the directors who shall act until the first annual  meeting of  stockholders  and until their  successors  are elected and qualify are:
                                            Thomas A. Brown
                                            Andrea C. Hall, Ph.D.
                                            D.D. (Del) Hock
                                            Donald H. Pratt
                                            Gale E. Sayers
                                            James E. Stowers, Jr.
                                            James E. Stowers III
                                            M. Jeannine Strandjord
                                            Timothy S. Webster

         SEVENTH:  The following  provisions are hereby  adopted for the purpose of defining,  limiting and regulating the powers of the corporation, its directors and stockholders:

                  1.       The Board of Directors has  exclusive  authority to make,  amend,  and repeal the Bylaws of the corporation.

                  2.       No holder of shares of stock of any class or series  shall be entitled as a matter of right to  subscribe  for or purchase or receive any part of any new or  additional  issue of shares of stock of any class or series or of  securities  convertible  into  shares of stock of any class or series,  whether now or hereafter  authorized  or whether  issued for  money,  for a  consideration  other than  money,  or by way of dividend.

                  3.       Unless a provision  of law  requires a greater  proportion  than a majority of the votes of all  classes  or  series or of any class or series  of stock  entitled  to be cast to take or  authorize  any action,  the  corporation  may take or authorize such action with the approval of a majority of the aggregate number of the votes entitled to be cast thereon.

                  4.       The corporation  reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law,  including any amendment  which alters the contract  rights, as expressly set forth in its charter,  of any of its outstanding stock by  classification,  reclassification or otherwise.

                  5.       The  corporation  is not  required  to hold an  annual  meeting  in any year in  which  the election of directors is not required to be acted upon under the Investment Company Act of 1940.

                  6.       Unless a greater number therefore shall be specified in the Bylaws of the corporation,  the presence at any stockholders  meeting,  in person or by proxy, of stockholders  entitled to cast one-third of the votes thereat shall be necessary and  sufficient to constitute a quorum for the  transaction  of business at such meeting.

         EIGHTH:  The powers of the incorporator are to terminate upon filing of the articles of incorporation.

         NINTH: No director of this  corporation  shall be personally  liable for monetary  damages to the corporation or any  stockholder,  except to the extent that such  exclusion from  liability  shall be limited  pursuant to Section
5-418 of the  Courts  and  Judicial  Proceedings  Article  of the  Annotated  Code of  Maryland  or  Section 17 of the
Investment Company Act of 1940.

         TENTH:  The  corporation  shall  indemnify to the full extent  permitted by law each person who has served at any time as director or officer of the corporation,  and his heirs,  administrators,  successors and assigns,  against any and all reasonable expenses,  including counsel fees, amounts paid upon judgments,  and amounts paid in settlement
(before or after suit is commenced)  actually  incurred by such person in connection with the defense or settlement of any claim,  action,  suit or proceeding in which he is made a party,  or which may be asserted  against him, by reason of being or having been a director or officer of the  corporation.  Such  indemnification  shall be in addition to any other  rights to which  such  person  may be  entitled  under any law,  bylaw,  agreement,  vote of  stockholders,  or otherwise.  Notwithstanding  the foregoing,  no officer or director of the  corporation  shall be indemnified  against any liability,  whether or not there is an adjudication of liability,  arising by reason of willful  misfeasance,  bad faith,  gross negligence,  or reckless  disregard of duties within the meaning of Section 17 (and the  interpretations thereunder)  of the  Investment  Company Act of 1940. Any  determination  to indemnify  pursuant to this Article Ninth shall be made by  "reasonable  and fair means"  within the meaning of Section 17 and shall  otherwise  comply with the
Investment Company Act and interpretations thereunder.

         ELEVENTH:  All of the  provisions of these Articles of  Incorporation  are subject to, and shall be effective only in compliance  with, the  Investment  Company Act of 1940, all other  applicable  laws of the United States,  the applicable  laws of the several states and the applicable  rules and  regulations of  administrative  agencies  having jurisdiction, as such laws, rules and regulations may from time to time be amended.


                                                       * * * *

THIRD:  The number of directors of the Corporation is nine. The names of the directors are:
                                            Thomas A. Brown
                                            Andrea C. Hall, Ph.D.
                                            D.D. (Del) Hock
                                            Donald H. Pratt
                                            Gale E. Sayers
                                            James E. Stowers, Jr.
                                            James E. Stowers III
                                            M. Jeannine Strandjord
                                            Timothy S. Webster

FOURTH:  The foregoing  amendment and restatement to the Charter of the  Corporation  does not increase the authorized capital stock of the Corporation.

FIFTH:  The foregoing  amendment and  restatement to the Charter of the Corporation has been approved by a majority of the entire Board of Directors  and is limited to a change  expressly  authorized  by Section  2.605 to be made without action by the Corporation's stockholders.

         IN WITNESS  WHEREOF,  AMERICAN  CENTURY  GROWTH  FUNDS,  INC.  has caused  this  Articles  of  Amendment  and
Restatement to be signed and  acknowledged  in its name and on its behalf by its Vice President and attested to by its
Assistant Secretary on this 5th day of May, 2006.

ATTEST:                                     AMERICAN CENTURY GRWOTH FUNDS, INC.



/s/ Otis H. Cowan                           /s/ Charles A. Etherington
Name:  Otis H. Cowan                        Name:   Charles A. Etherington
Title:   Assistant Secretary                         Title:      Vice President


         THE  UNDERSIGNED  Vice  President of AMERICAN  CENTURY  GROWTH  FUNDS,  INC.,  who executed on behalf of said
Corporation the foregoing  Articles of Amendment and Restatement to the Charter,  of which this  certificate is made a part, hereby acknowledges,  in the name of and on behalf of said Corporation,  the foregoing Articles of Amendment and
Restatement  to the Charter to be the corporate act of said  Corporation  and further  certifies  that, to the best of his knowledge,  information and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material respects, under the penalties of perjury.



Dated:  May 5, 2006                             /s/ Charles A. Etherington
                                                Charles A. Etherington, Vice President


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